Exhibit 99.1

Verano Announces the Opening of MÜV Winter Haven, the Company’s 48th Florida Location

●	MÜV Winter Haven is located at 6900 Cypress Garden Boulevard, a busy thoroughfare with an average daily traffic count of 28,000 vehicles[1]
●	The dispensary is based in Polk County, the fastest growing county by population in Florida, with a population of 753,520[2]
●	Verano’s active operations span 13 states, comprised of 101 dispensaries and 13 cultivation and processing facilities with more than 1 million square feet of cultivation capacity

CHICAGO, JUNE 28, 2022 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the opening of MÜV Winter Haven on Wednesday, June 29, the Company’s 48th Florida dispensary and 101st nationwide. MÜV Winter Haven, located at 6900 Cypress Garden Boulevard, is open Monday through Saturday from 9 a.m. to 7 p.m. and Sunday from 11 a.m. to 5 p.m., local time.

MÜV Winter Haven is located in Polk County, the fastest growing county by population in Florida and the seventh fastest growing county by population in the country. The county experienced growth of three percent from 2020 to 20213.

“We are excited to open our 48th MÜV location in Florida, MÜV Winter Haven, where our compassionate and dedicated team will have the opportunity to serve Florida’s growing medical cannabis patient community,” said John Tipton, President of Verano. “Given Winter Haven and the surrounding Polk County region’s booming population growth, we are excited to add a second MÜV dispensary in the area to provide its growing patient base with access to our premium cannabis products.”

As a demonstration of their commitment to provide a convenient and reliable experience for Florida patients, MÜV dispensaries feature online menus for effortless browsing of their extensive, award-winning product selection, including the Company’s signature Verano Reserve flower line. For additional convenience and accessibility, patients can choose to order ahead at muvfl.com or through the MÜV mobile application available in the Google Play and Apple App stores for express in-store pickup.

MÜV offers one-on-one virtual and in-store consultations at no cost to the patient. MÜV’s comprehensive product selection includes edibles, chocolates and lozenges, flower, pre-rolls, an array of vaporizer pens, concentrates, metered-dose inhalers, topicals and oral sprays; along with patented encapsulation formulations in its EnCaps™ capsules, tinctures, 72-hour transdermal patches and transdermal gels.

1 Florida Department of Transportation

2 United States Census Bureau

3 United States Census Bureau

For more information about MÜV Winter Haven medical cannabis dispensary, visit muvfl.com.

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 13 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Grace Bondy

Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Director, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein include, but are not limited to, statements or information with respect to the Company’s operations. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risk factors discussed in the Company’s publicly available filings on SEDAR at www.sedar.com. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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